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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08743
Invesco Van Kampen Senior Income Trust
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia     30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/29/12

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 29, 2012

Invesco Van Kampen Senior Income Trust
NYSE: VVR

2	Performance Summary
2	Management Discussion
4	Additional Information
5	Dividend Reinvestment Plan
6	Schedule of Investments
22	Financial Statements
25	Notes to Financial Statements
34	Financial Highlights
36	Auditor’s Report
37	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary
This is the annual report for Invesco Van Kampen Senior Income Trust for the fiscal year ended February 29, 2012. During the reporting period, the Trust, at net asset value (NAV) produced a positive return.

Performance
Total returns, 2/28/11 to 2/29/12

Trust at NAV	3.69%

Trust at Market Value	-0.35

CS Leveraged Loan Index▼	1.67

Market Price Discount to NAV as of 2/29/12	-4.09

Source(s): ▼Invesco, Bloomberg L.P.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest
We believe a highly diversified pool of bank loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives may provide the best risk-to-reward potential.
     Our credit analysts review all holdings and prospective holdings. Key consideration is given to the following:
■	Management. Factors include direct operating experience in managing the business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include the company’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.

■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.

■	Divisibility. This factor focuses on operating and corporate structures, ability to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.

Portfolio Composition†
By credit quality

Baa	2.2%

Ba	37.3

B	42.1

Caa	5.7

Non-Rated	12.7

†	Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Non-rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select ‘Rating Methodologies’ under Research and Ratings on the homepage.

Top Five Issuers

1.	Caesars Entertainment Operating Company	4.0%

2.	Clear Channel Communication	2.8

3.	Univision Communications Inc.	2.8

4.	First Data Corp.	2.6

5.	Reynolds Group Holdings Inc.	2.2

Total Net Assets
Applicable to Common Shares	$879.7 million

Total Number of Holdings	474
The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.

■	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business and conduct an examination of business cycles, seasonality, international pressures and so forth.

■	Recovery and loan-to-value. These factors focus on further examination of the default probability and the rate of recovery associated with loans.
      The portfolio is constructed using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with borrowers and loan sponsors.
      Utilizing our proprietary risk rating system, our analysts assign, continuously monitor and update probability of default and expected recovery ratings for every asset in the portfolio. Using the resulting risk adjusted returns, analysts monitor positions relative to market levels to detect early sell signals in an attempt to minimize principal loss and maximize relative value.

Market conditions and your Trust
During the fiscal year ended February 29, 2012, the senior secured loan market rose, fell and then rose again. Generally good underlying credit performance was, at times, overshadowed by “headline-induced” market swings and volatility. The main culprits of this volatility were well-publicized concerns about sovereign debt issues in Europe, the budget and national debt in the United States and weakness in the US economy during the second quarter and the beginning of the third quarter of 2011.
     Additionally, senior secured loans were hurt by the US Federal Reserve’s (the Fed) announcement that interest rates are likely to remain low through 2014. The Fed’s announcement reversed the heavy retail interest the market experienced in the early part of the year. The lack of retail interest, however, was offset as institutional investors returned to the

2 Invesco Van Kampen Senior Income Trust

senior secured loan market in the second half of the year. This institutional demand steadily increased through the first part of 2012.
     Despite significant volatility, loan market returns were positive, especially over the last several months. Increased demand from institutional investors was driven by competitive yields offered by senior secured loans and a favorable economic outlook. At the close of the reporting period, loan defaults were well below historical averages,1 and loan issuers generally had good credit performance, solid earnings and strong balance sheets.
     As we’ve discussed in previous reports, the bank loan market continues to become more visible, and there is a greater correlation between performance and market, economic and other trends. We have also seen an improvement in credit quality as evidenced by steady declines in the trailing 12-month default rate.2
     Furthermore, the London Interbank Offered Rate (Libor) component of bank loan interest payments is reset when contracts change — typically between every 30 and 90 days — so investors may benefit from future increases in interest rates with little or no corresponding price exposure. This is one of the unique features of the bank loan asset class, and provides investors with a positive component when interest rates rise. The historically low Libor rates3 during the reporting period had a negative impact on the performance of the bank loan asset class. We expect that these rates will likely increase at some point in the future. However, the Fed has maintained, and has signaled its willingness to maintain for some time, an accommodative monetary policy amid concerns about a slow economic recovery.
     The Trust increased its exposure to high yield bonds (most of which were senior secured), a decision that helped performance. We reduced leverage in the first half of the reporting period and increased it in the second half; given the pull back in loan prices experienced in the late summer, this leverage strategy helped the Trust’s performance. Our holding in TXU was a drag on absolute performance during the year, however, given our underweight position, it did not negatively impact our performance versus the index.
     One important factor impacting the return of the Trust relative to its comparative index was the Trust’s use of financial leverage through the use of bank borrowings and auction rate preferred shares. As of the close of the reporting period, leverage accounted for 26% of the Trust’s total assets. The Trust uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, if the prices of securities held by a trust decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a trust generally are rising.
     The Trust used leverage, which enhanced returns as loan prices increased during the reporting period. Leverage involves borrowing at a floating short term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Trust’s borrowing costs. However, as mentioned earlier, the use of leverage can increase the Trust’s volatility. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.
     The Trust used derivatives as part of implementing its investment strategy. A derivative instrument is a security whose value is derived from the value of an underlying asset, reference rate or index. The Trust uses derivative instruments for a variety of reasons, such as to attempt to protect against possible changes in market value or in an effort to generate a gain. During the reporting period, the Trust had exposure to credit default swaps in an effort to gain credit exposure. Using credit default swaps can be more liquid and cost effective than buying individual bonds or loans. While total exposure to credit default swaps was small relative to the Trust’s total assets, the impact of these transactions was favorable to overall results.
     As always, we appreciate your continued participation in Invesco Van Kampen Senior Income Trust.
1	Sources: Standard & Poor’s/LSTA Index

2	Source: Standard & Poor’s LCD

3	Sources: Standard & Poor’s LCD and S&P/LSTA Leverage Loan Index
The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and, if applicable, index disclosures later in this report.
Thomas Ewald
Portfolio manager, is manager of Invesco Van Kampen Senior Income Trust. He has been responsible for the Trust since 2010. Mr. Ewald has been associated with Invesco or its investment advisory affiliates in an investment capacity since 2000. He earned an A.B. from Harvard College and an M.B.A. from the Darden School of Business at the University of Virginia.
Phillip Yarrow
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Senior Income Trust. He has been associated with Van Kampen Asset Management or its investment advisory affiliates in an investment capacity from 2005 until joining Invesco in 2010. Mr. Yarrow has managed the Trust since 2007. He earned a B.S. in mathematics and economics from the University of Nottingham and an M.B.A. in finance from Northwestern University.

3 Invesco Van Kampen Senior Income Trust

Additional Information
Invesco Van Kampen Senior Income Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets applicable to common shares.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report
■	The CS Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated non-investment-grade loans.

■	The London Interbank Offered Rate (Libor) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market (or interbank lending market).

■	The Trust is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects trust expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Trust performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

NYSE Symbol	VVR

4 Invesco Van Kampen Senior Income Trust

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Trust. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Trust, allowing you to potentially increase your investment over time.

Plan benefits
■	Add to your account: You may increase the amount of shares in your Trust easily and automatically with the Plan.

■	Low transaction costs: Transaction costs are low because the new shares are generally bought in blocks and the per share fee is shared among all participants.

■	Convenience:
You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping: The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include your Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before such dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

How the Plan Works
If you choose to participate in the Plan, whenever your Trust declares such Distributions, it will be invested in additional shares of your Trust that are purchased on the open market.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Trust. However, you will pay your portion of any per share fees incurred when the new shares are purchased on the open market. These fees are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any per share or service fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
     Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
   To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5 Invesco Van Kampen Senior Income Trust

Schedule of Investments

February 29, 2012

	Interest	Maturity	Principal
	Rate	Date	Amount (000)	Value

Variable Rate Senior Loan Interests–131.10%(*)(+)
Aerospace & Defense–2.87%
ARINC Inc., Second Lien Term Loan	6.25%	10/25/15	$1,922	$1,893,677

DAE Aviation Holdings, Inc.,
Tranche B-1 Term Loan	5.56%	07/31/14	774	766,480

Tranche B-2 Term Loan	5.56%	07/31/14	741	733,478

DynCorp International LLC, Term Loan B	6.25%	07/07/16	3,199	3,199,700

IAP Worldwide Services, Inc., PIK First Lien Term Loan(a)	9.25%	12/28/12	5,657	5,169,458

Sequa Corp., Term Loan	3.84%	12/03/14	5,274	5,241,422

Term Loan	6.25%	12/03/14	1,287	1,297,877

SI Organization, Inc., Term Loan B	4.50%	11/22/16	1,276	1,235,145

SRA International, Inc., Term Loan B	6.52%	07/20/18	824	814,430

TASC, Inc., Term Loan B	4.50%	12/18/15	2,689	2,683,146

Wyle Services Corp., Term Loan B	5.75%	03/27/17	2,237	2,214,499

				25,249,312

Air Transport–1.03%
Delta Air Lines, Inc., Revolver Loan(b)	0.00%	03/28/13	2,500	2,426,250

Term Loan B	4.25%	03/07/16	4,461	4,321,572

Term Loan B	5.50%	04/20/17	2,380	2,336,079

				9,083,901

Automotive–4.49%
Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/28/17	1,309	1,315,887

Federal-Mogul Corp., Term Loan B	2.20%	12/29/14	4,231	4,062,341

Term Loan C	2.19%	12/28/15	2,801	2,689,890

General Motors Holdings, Revolver Loan(b)	0.00%	10/27/15	10,577	9,525,712

Hertz Corp., LOC	3.75%	03/09/18	1,497	1,433,838

KAR Auction Services, Inc., Term Loan B	5.00%	05/19/17	8,122	8,131,143

Key Safety Systems, Inc., First Lien Term Loan	2.59%	03/08/14	4,237	4,091,621

Metaldyne Co., LLC, Term Loan B	5.25%	05/18/17	2,815	2,823,558

Performance Transportation Services, Inc.,
LOC (Acquired 03/06/07-07/16/07; Cost $611,487)(c)(d)(e)	0.00%	01/25/13	611	73,378

Term Loan (Acquired 03/06/07; Cost $419,904)(c)(d)(e)	0.00%	01/25/13	420	50,389

Schaeffler AG, (Germany) Term Loan C2	0.00%	01/27/17	3,351	3,368,481

Veyance Technologies, Inc.,
Delayed Draw Term Loan	2.75%	07/31/14	250	237,549

Term Loan	2.75%	07/31/14	1,745	1,658,512

				39,462,299

Beverage and Tobacco–0.27%
DS Waters Enterprises, L.P., First Lien Term Loan	0.00%	08/29/17	2,471	2,412,063

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount (000)	Value

Building & Development–5.43%
Axia Acquisition Corp.,
PIK Second Lien Term Loan A Cost $3,006,205(a)(f)	11.00%	03/11/16	$1,088	$680,040

Revolver Loan(b)(f)	0.00%	03/11/16	2,062	1,804,256

Second Lien Term Loan B Cost $5,515,342(f)	5.00%	03/12/16	1,918	1,198,633

Building Materials Holding Corp., PIK Second Lien Term Loan (Acquired 12/31/07-12/30/11; Cost $2,627,477)(a)(g)	8.00%	01/05/15	1,775	1,544,419

Capital Automotive L.P., Term Loan B	5.00%	03/10/17	10,052	9,972,817

CB Richard Ellis Services, Inc., Term Loan C	3.49%	03/05/18	546	544,218

Term Loan D	3.75%	09/04/19	5,778	5,760,233

Champion OPCO, LLC, PIK Term Loan(a)	10.50%	12/31/13	1,266	1,044,072

Custom Building Products, Inc., Term Loan B	5.75%	03/19/15	3,080	3,087,444

El Ad IDB Las Vegas, LLC, Term Loan A1 (Acquired 09/20/07; Cost $2,500,000)	3.01%	08/09/12	2,500	1,500,000

Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolver Loan (Acquired 07/19/10-02/21/12; Cost $207,892)(a)(b)	11.76%	12/31/12	208	205,813

Term Loan (Acquired 12/05/11-02/29/12; Cost $41,999)(b)	9.32%	04/30/12	43	42,547

Nortek, Inc., Term Loan	5.25%	04/26/17	2,939	2,928,113

Re/Max International, Inc., Term Loan	5.50%	04/15/16	653	652,187

Realogy Corp.,
Extended LOC	4.53%	10/10/16	195	181,946

Extended Term Loan	4.77%	10/10/16	10,398	9,701,063

LOC	3.25%	10/10/13	689	652,994

Revolver Loan	0.00%	04/08/16	6,137	5,188,734

WCI Communities, Inc., PIK Term Loan(a)	10.01%	09/02/16	1,148	1,112,408

				47,801,937

Business Equipment & Services–10.50%
Affinion Group, Inc., Term Loan B	5.00%	10/10/16	6,608	6,231,812

Asurion LLC, First Lien Term Loan	5.50%	05/24/18	8,731	8,723,432

Second Lien Term Loan	9.00%	05/24/19	1,177	1,200,861

Bright Horizons Family Solutions, Inc., Revolver Loan(b)	0.00%	05/28/14	6,000	5,926,800

Term Loan B	4.25%	05/28/15	2,387	2,377,281

Brock Holdings III, Inc., Term Loan B	6.00%	03/16/17	3,006	2,987,525

Dealer Computer Services, Inc., Term Loan B	3.75%	04/20/18	295	295,894

Education Management LLC, Extended Revolver Loan(b)	0.00%	06/01/15	3,000	2,727,600

Emdeon, Inc., Term Loan B	6.75%	11/02/18	3,683	3,736,560

First Data Corp.,
Delayed Draw Term Loan (Acquired 01/20/11; Cost $1,607,486)	2.99%	09/24/14	1,686	1,530,102

Extended Term Loan B	4.24%	03/23/18	3,142	2,830,921

Term Loan B1	2.99%	09/24/14	8,642	8,284,233

Term Loan B2	2.99%	09/24/14	7,548	7,235,192

Term Loan B3	2.99%	09/24/14	3,196	3,063,973

Hillman Group, Inc., Term Loan B	5.00%	05/27/16	114	113,245

iPayment, Inc., Term Loan B	5.75%	05/08/17	3,992	3,993,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount (000)	Value

Business Equipment & Services–(continued)

Kronos, Inc., First Lien Tranche B1,	5.33%	06/09/17	$847	$843,472

Second Lien Tranche B1,	10.58%	06/08/18	3,131	3,163,292

Tranche C Term Loan,	6.25%	12/28/17	2,351	2,389,255

Mitchell International, Inc., Second Lien Term Loan	5.88%	03/30/15	3,897	3,792,778

NCO Financial Systems, Inc., Term Loan B	8.00%	05/15/13	7,636	7,610,107

SMG Holdings, Inc., Term Loan B (Acquired 08/17/07; Cost $1,871,570)	3.50%	07/27/14	1,872	1,852,854

SSI Investments II Ltd., Term Loan B	6.50%	05/26/17	1,902	1,905,146

Term Loan C	6.50%	05/26/17	232	232,244

Sungard Data Systems, Inc., Incremental Term Loan	3.74%	02/28/14	349	348,827

Term Loan B	4.06%	02/26/16	7,404	7,411,396

Symphony IRI Group, Inc., Term Loan	5.00%	12/01/17	1,529	1,529,171

				92,337,295

Cable & Satellite Television–4.40%
AMC Networks Inc., Term Loan B	4.00%	12/31/18	731	728,737

BBHI Acquisition LLC, Term Loan B	4.50%	12/14/17	1,093	1,092,993

Cequel Communications, LLC, Term Loan B,	0.00%	02/14/19	6,963	6,905,231

Charter Communications Operating, LLC,
Extended Term Loan	3.83%	09/06/16	3,776	3,758,004

Third Lien Term Loan	2.74%	09/05/14	4,000	3,959,140

CSC Holdings, Inc., Incremental B-2 Term Loan	1.99%	03/29/16	2,937	2,921,060

Kabel Deutschland GMBH, (Germany) Term Loan F	4.25%	02/01/19	3,993	3,987,341

Knology Inc., Term Loan B	4.00%	08/18/17	239	237,389

MCC Iowa LLC, Term Loan D-2	1.94%	01/30/15	3,790	3,657,716

Mediacom Illinois, LLC, Term Loan C	1.94%	01/30/15	2,280	2,207,040

Term Loan E	4.50%	10/23/17	1,559	1,550,902

Mediacom Iowa, LLC, Term Loan F	4.50%	10/23/17	1,474	1,472,131

Midcontinent Communications, Term Loan B	4.00%	12/30/16	1,340	1,321,718

NDS Finance Ltd., (United Kingdom) Term Loan B	4.00%	03/12/18	1,982	1,967,614

UPC Financing Partnership,
(Netherlands) Facility AB	4.75%	12/29/17	2,452	2,456,101

(Netherlands) Term Loan X	3.77%	12/29/17	500	493,125

				38,716,242

Chemicals & Plastics–3.39%
Houghton International, Inc., Term Loan B	6.75%	01/29/16	3,125	3,140,427

Metokote Corp., Term Loan, (Acquired 06/06/05-02/09/12; Cost $5,120,861)	10.00%	11/27/13	5,119	5,086,962

Momentive Specialty Chemicals, Inc.,
Extended Term Loan C1 (Acquired 04/27/11; Cost $293,334)	4.06%	05/05/15	332	329,180

Extended Term Loan C2	4.38%	05/05/15	231	228,539

Extended Term Loan C4	4.31%	05/05/15	294	287,589

Extended Term Loan C5	4.38%	05/05/15	2,450	2,401,031

OM Group, Inc. Term Loan B	5.75%	08/02/17	1,338	1,345,371

OMNOVA Solutions, Inc., Term Loan B	5.75%	05/31/17	3,554	3,549,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount (000)	Value

Chemicals & Plastics–(continued)

Phillips Plastics Corp., Term Loan	6.50%	02/10/17	$1,020	$1,018,286

PolyOne Corp., Term Loan	5.00%	12/20/17	1,247	1,253,732

Potters Holdings II, L.P., First Lien Term Loan	6.00%	05/05/17	1,762	1,762,340

PQ Corp., Term Loan B	3.50%	07/30/14	4,120	4,035,828

Taminco Global Chemical Corp., Term Loan	6.25%	02/15/19	1,190	1,198,174

Tronox, Inc.,
Delayed Draw Term Loan	0.00%	02/08/18	361	361,665

Term Loan B	0.00%	02/08/18	1,324	1,326,105

Univar Inc., Term Loan B	5.00%	06/30/17	2,515	2,501,091

				29,826,060

Clothing & Textiles–0.59%
Levi Strauss & Co., Term Loan	2.49%	03/27/14	4,850	4,692,375

Philips-Van Heusen Corp., Term Loan B	3.50%	05/06/16	58	58,554

Warnaco, Inc., Term Loan	3.75%	06/15/18	438	436,951

				5,187,880

Conglomerates–0.94%
Goodman Global Holdings, Inc., First Lien Term Loan	5.75%	10/28/16	4,361	4,399,284

Second Lien Term Loan	9.00%	10/30/17	361	368,214

RGIS Holdings, LLC,
Delayed Draw Term Loan (Acquired 09/12/07-03/12/08; Cost $165,561)	3.08%	04/30/14	167	165,366

Term Loan B (Acquired 06/06/07-03/12/08; Cost $3,321,006)	3.08%	04/30/14	3,349	3,307,324

				8,240,188

Containers & Glass Products–6.12%
Anchor Glass Container Corp., First Lien Term Loan	6.00%	03/02/16	2,522	2,525,270

Second Lien Term Loan	10.00%	09/02/16	1,425	1,424,401

Berlin Packaging, LLC, Term Loan	3.38%	08/17/14	3,354	3,241,520

Berry Plastics Group, Inc., Term Loan C	2.25%	04/03/15	465	453,275

BWAY Corp.,
Canadian Term Loan C	4.50%	02/23/18	179	178,963

Term Loan B	4.50%	02/23/18	1,940	1,941,395

Exopack, LLC, Term Loan	6.50%	05/31/17	3,513	3,514,627

Graphic Packaging International, Inc., Revolver Loan(b)	0.00%	05/16/13	5,000	4,950,000

Hoffmaster Group, Inc., First Lien Term Loan,	7.00%	01/03/18	2,043	2,046,495

Second Lien Term Loan	11.00%	01/03/19	1,000	1,005,000

Pertus Sechszehnte GmbH,
(Germany) Term Loan B2	2.74%	06/12/15	2,022	1,817,711

(Germany) Term Loan C2	2.99%	06/13/16	2,022	1,827,824

Ranpak Corp., Term Loan	4.75%	04/20/17	705	706,586

Reynolds Group Holdings Inc., Term Loan B	6.50%	02/09/18	1,136	1,149,392

Term Loan C	6.50%	08/09/18	16,270	16,476,586

Sealed Air Corp., Term Loan B	4.75%	10/03/18	1,523	1,541,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount (000)	Value

Containers & Glass Products–(continued)

TricorBraun, Inc., Revolver Loan(b)	1.35%	07/31/13	$2,500	$2,461,275

Term Loan B	2.51%	07/31/13	5,923	5,836,616

Term Loan, (Acquired 01/06/12; Cost $766,386)	5.01%	07/31/13	773	773,446

				53,872,092

Cosmetics & Toiletries–1.73%
Huish Detergents, Inc., Incremental Term Loan B	2.25%	04/25/14	4,164	3,893,708

Second Lien Term Loan	4.50%	10/26/14	750	636,874

KIK Custom Products, Inc.,
Canadian Term Loan	2.52%	06/02/14	390	360,784

First Lien Term Loan	2.52%	06/02/14	2,272	2,104,575

Second Lien Term Loan	5.26%	11/28/14	4,000	2,675,000

Marietta Intermediate Holding Corp. PIK Term Loan B (Acquired 09/25/06-02/04/11; Cost $5,238,309)(a)	7.00%	02/19/15	1,662	1,512,171

Prestige Brands, Inc., Term Loan	5.25%	01/31/19	1,719	1,730,038

Revlon Consumer Products Corp., Term Loan B	4.75%	11/17/17	2,289	2,290,086

				15,203,236

Drugs–3.71%
Catalent Pharma Solutions, Incremental Term Loan	5.25%	09/15/17	2,591	2,602,733

Grifols Inc., New Term Loan B	0.00%	06/01/17	8,374	8,332,103

Harlan Sprague Dawley, Inc., Term Loan B	3.86%	07/11/14	2,787	2,508,407

Medpace, Inc. Term Loan	6.50%	06/16/17	3,081	2,973,437

Quintiles Transnational Corp., Term Loan B	5.00%	06/08/18	4,977	4,964,811

RPI Finance Trust, Term Loan 2	4.00%	05/09/18	4,923	4,930,559

Warner Chilcott Co., LLC, Term Loan B1	4.25%	03/15/18	2,901	2,901,942

Term Loan B2	4.25%	03/15/18	1,451	1,450,971

WC Luxco S.a.r.l. Term Loan B3	4.25%	03/15/18	1,995	1,995,085

				32,660,048

Ecological Services & Equipment–1.49%
Environmental Systems Products Hldgs, Inc., New Second Lien Term Loan, (Acquired 01/25/12; Cost $898,877)	15.50%	03/31/17	899	898,877

Safety Kleen (SK Holdings), New Term Loan B,	5.00%	02/17/17	337	338,257

ServiceMaster Co.,
Delayed Draw Term Loan	2.75%	07/24/14	690	683,373

LOC	2.84%	07/24/14	2,698	2,590,138

Term Loan	2.83%	07/24/14	6,926	6,862,202

Synagro Technologies, Inc., Second Lien Term Loan	5.01%	10/02/14	1,100	888,255

Term Loan B	2.26%	04/02/14	904	817,524

				13,078,626

Electronics & Electrical–5.13%
Aeroflex Inc., Term Loan B	4.25%	05/09/18	2,627	2,568,379

Blackboard, Inc., First Lien Term Loan	7.50%	10/04/18	4,409	4,369,424

Second Lien Term Loan,	11.50%	04/04/19	1,948	1,790,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount (000)	Value

Electronics & Electrical–(continued)

Butterfly Wendel US, Inc., Term Loan B2	3.25%	06/23/14	$694	$688,696

Term Loan C2	4.00%	06/22/15	693	691,940

CommScope, Inc., Term Loan B	5.00%	01/14/18	1,686	1,690,701

DEI Sales, Inc., Term Loan B	7.00%	07/13/17	2,360	2,324,741

DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	3,194	3,138,088

Eastman Kodak Company, DIP Term Loan B	8.50%	07/20/13	1,222	1,241,547

Freescale Semiconductor, Inc., Extended Term Loan B	4.52%	12/01/16	6,993	6,836,694

Go Daddy Operating Company, LLC,
New Term Loan	7.00%	12/17/18	1,000	1,009,610

Term Loan	7.00%	12/17/18	2,610	2,635,173

Open Solutions, Inc., Term Loan B	2.69%	01/23/14	6,127	5,727,262

Proquest-CSA LLC, Term Loan	3.75%	02/07/14	232	227,259

Sophia, L.P., Term Loan B	6.25%	07/19/18	7,830	7,932,651

Spectrum Brands, Inc., Term Loan B	5.00%	06/17/16	2,276	2,284,423

				45,157,585

Equipment Leasing–0.64%
BakerCorp International, Inc., Term Loan B	5.00%	06/01/18	2,448	2,452,596

Flying Fortress Inc., First Lien Term Loan,	0.00%	02/23/17	3,195	3,162,745

				5,615,341

Farming & Agriculture–0.57%
Wm. Bolthouse Farms, Inc., First Lien Term Loan	5.51%	02/11/16	3,201	3,212,676

Second Lien Term Loan	9.50%	08/11/16	1,773	1,778,550

				4,991,226

Financial Intermediaries–3.38%
Fidelity National Information Solutions, Inc., New Term Loan B,	4.25%	07/18/16	2,859	2,879,632

Grosvenor Capital Management Holdings, LLP, Extended Term Loan C (Acquired 10/08/10; Cost $4,173,661)	4.31%	12/05/16	4,174	4,027,583

Moneygram International, Inc., Term Loan B	4.50%	11/20/17	1,032	1,029,745

Term Loan B1,	4.50%	11/17/17	766	764,214

Nuveen Investments, Inc.,
Extended Term Loan	5.81%	05/12/17	7,285	7,289,565

Extended First Lien Term Loan,	5.82%	05/13/17	4,442	4,426,310

RJO Holdings Corp.,
FCM Term Loan (Acquired 12/10/10; Cost $16,905)	6.25%	12/10/15	74	64,414

HoldCo Term Loan B	7.00%	12/10/15	3,472	2,708,058

Trans Union, LLC, Term Loan B	4.75%	02/12/18	1,320	1,326,530

Transfirst Holdings, Inc.,
PIK Second Lien Term Loan(a)	6.25%	06/15/15	2,654	2,468,509

Term Loan B	3.00%	06/15/14	2,865	2,752,778

				29,737,338

Food & Drug Retailers–2.90%
General Nutrition Centers, Inc., Term Loan B	4.25%	03/02/18	3,759	3,761,399

NBTY, Inc., Term Loan B	4.25%	10/02/17	554	555,355

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount (000)	Value

Food & Drug Retailers–(continued)

Pantry Inc.,
Delayed Draw Term Loan	2.00%	05/15/14	$120	$117,242

Term Loan B	2.00%	05/15/14	415	407,150

Rite Aid Corp., Term Loan 5	4.50%	03/02/18	4,030	3,980,646

Term Loan B	2.01%	06/04/14	5,989	5,855,260

Roundy’s Supermarkets, Inc., Term Loan B,	0.00%	02/08/19	3,862	3,875,958

Supervalu Inc., Term Loan B3	4.50%	04/28/18	6,944	6,962,107

				25,515,117

Food Products–4.70%
Advantage Sales & Marketing, Inc., Second Lien Term Loan	9.25%	06/18/18	668	664,377

Dean Foods Co.,
Extended Term Loan B1	3.58%	04/02/16	1,909	1,877,618

Extended Term Loan B2	3.55%	04/02/17	1,617	1,590,505

Del Monte Foods Co., Term Loan	4.50%	03/08/18	8,092	7,966,123

Dole Food Co., Inc., Term Loan B2	5.04%	07/06/18	2,487	2,503,699

Term Loan C2	5.03%	07/06/18	4,619	4,649,727

Farley’s & Sathers Candy Co., Inc., Term Loan	6.50%	03/30/18	2,617	2,603,982

JBS USA Holdings Inc., Term Loan B	4.25%	05/25/18	4,356	4,361,216

Pierre Foods, Inc., First Lien Term Loan	7.00%	09/30/16	6,962	6,979,855

Second Lien Term Loan	11.25%	09/29/17	587	589,164

Pinnacle Foods Finance LLC,, Revolver Loan(b)	0.00%	04/02/13	7,000	6,457,500

Term Loan D	6.00%	04/02/14	1,070	1,079,870

				41,323,636

Food Service–1.00%
Burger King Corp., Term Loan B	4.50%	10/19/16	3,835	3,831,376

Focus Brands, Inc., New Term Loan B,	0.00%	02/21/18	1,236	1,242,552

OSI Restaurant Partners, LLC, Revolver Loan	1.09%	06/14/13	213	208,720

Term Loan B	2.56%	06/14/14	2,162	2,117,251

Restaurant Holding Co., LLC, Term Loan B,	0.00%	02/17/17	639	638,908

Wendy’s/Arby’s Restaurants, LLC, Term Loan B	5.00%	05/24/17	727	730,465

				8,769,272

Forest Products–0.94%
Ainsworth Lumber Co, Ltd., Term Loan	5.25%	06/26/14	2,400	2,202,600

Cenveo Corp., Term Loan B	6.25%	12/21/16	4,950	4,943,694

Verso Paper Holdings LLC, PIK Term Loan(a)	6.84%	02/01/13	473	248,555

Xerium Technologies, Inc., Term Loan B	5.50%	05/22/17	860	859,538

				8,254,387

Healthcare–12.00%
Alere, Inc., Term Loan B	4.50%	06/30/17	5,562	5,536,346

Incremental Term Loan,	4.50%	06/30/17	1,000	995,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount (000)	Value

Healthcare–(continued)

Biomet, Inc., Term Loan B	3.46%	03/25/15	$5,067	$5,023,858

CareStream Health, Inc., Term Loan B	5.00%	02/25/17	6,813	6,499,941

Community Health Systems, Inc., Extended Term Loan B	4.08%	01/25/17	12,155	12,039,579

DaVita, Inc., New Term Loan B	4.50%	10/20/16	759	762,788

DJO Finance LLC, Term Loan B	3.24%	05/20/14	3,131	3,094,661

Drumm Investors, LLC, Term Loan	5.00%	05/04/18	4,471	4,225,472

Genoa Healthcare Group, LLC,
Second Lien Term Loan	14.00%	02/10/15	1,592	1,154,195

Term Loan B	7.25%	08/08/14	246	232,845

Gentiva Health Services, Inc., Term Loan B	4.75%	08/17/16	1,945	1,862,913

HCA, Inc.,
Extended Term Loan B2	3.83%	03/31/17	1,815	1,794,424

Extended Term Loan B3	3.49%	05/01/18	16,248	16,024,225

HCR Healthcare, LLC, Term Loan	5.00%	04/06/18	2,879	2,755,965

Health Management Associates, Inc., Term Loan B	4.50%	11/16/18	5,211	5,190,344

IMS Health, Inc., New Term Loan B	4.50%	08/25/17	5,891	5,911,930

Kindred Healthcare, Inc., Term Loan	5.25%	06/01/18	4,773	4,610,451

Kinetic Concepts, Inc., Term Loan B	7.00%	05/04/18	12,405	12,649,860

Sun Healthcare Group Inc., Term Loan B	8.75%	10/15/16	1,692	1,509,996

Surgery Center Holdings, Inc., Term Loan B	6.50%	02/06/17	1,912	1,801,804

Surgical Care Affiliates, Inc.,
Extended Revolver Loan(b)	0.00%	06/30/16	3,000	2,685,000

Extended Term Loan	4.58%	12/29/17	7,870	7,378,047

TriZetto Group, Inc., Term Loan B	4.75%	05/02/18	1,842	1,834,830

				105,574,834

Home Furnishings–0.82%
Hunter Fan Co., Revolver Loan(b)	2.26%	04/16/13	708	677,326

Second Lien Term Loan	7.00%	10/16/14	1,000	823,330

Term Loan	2.75%	04/16/14	850	794,741

National Bedding Co., LLC, Second Lien Term Loan	5.25%	02/28/14	3,423	3,388,095

Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17	1,573	1,545,056

				7,228,548

Industrial Equipment–2.03%
Colfax Corp., Term Loan B,	4.50%	01/11/19	4,216	4,226,104

Hupah Finance Inc., Term Loan B,	6.25%	01/21/19	2,353	2,358,546

Husky Injection Molding Systems Ltd., Term Loan B	6.50%	06/29/18	2,303	2,318,223

JMC Steel Group, Inc., Term Loan	4.75%	04/03/17	1,532	1,531,525

Manitowoc Co., Inc. (The), New Term Loan B	4.25%	11/13/17	606	605,642

Mold-Masters Luxembourg Holdings S. A., (Luxembourg) Term Loan	4.06%	10/10/14	2,603	2,561,365

Terex Corp., Term Loan B	5.50%	04/28/17	656	662,698

Unifrax Corp., Term Loan	7.00%	11/28/18	3,593	3,635,423

				17,899,526

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount (000)	Value

Insurance–1.67%
Alliant Holdings I, Inc., Term Loan B	3.58%	08/21/14	$2,688	$2,667,049

Term Loan D	6.75%	08/21/14	1,024	1,033,110

HMSC Corp., Second Lien Term Loan	5.74%	10/03/14	825	505,313

Sedgwick CMS Holdings, Inc., Second Lien Term Loan	9.00%	05/26/17	2,800	2,779,000

Term Loan	5.00%	12/30/16	2,663	2,659,495

USI Holdings Corp. Term Loan	2.75%	05/05/14	2,045	2,012,964

USI Holdings Corp., Revolver Loan(b)	0.00%	05/05/13	3,333	3,018,333

				14,675,264

Leisure Goods, Activities & Movies–3.18%
24 Hour Fitness Worldwide, Inc., Term Loan	7.50%	04/22/16	6,418	6,317,981

Alpha D2 Ltd., Second Lien Term Loan	3.74%	06/30/14	1,350	1,294,312

Term Loan B2	2.37%	12/31/13	3,806	3,680,183

(United Kingdom) Term Loan B2,	2.37%	12/31/13	2,617	2,530,742

AMC Entertainment, Inc., Term Loan B3,	0.00%	02/22/18	2,023	2,004,617

Fender Musical Instruments Corp.,
Delayed Draw Term Loan	2.50%	06/09/14	132	127,259

Term Loan B	2.50%	06/09/14	262	251,874

IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16	1,143	1,141,727

Live Nation Entertainment, Inc., Term Loan B	4.50%	11/07/16	2,885	2,892,193

Regal Cinemas, Inc., Term Loan B	3.58%	08/23/17	1,796	1,790,048

Sabre, Inc., Term Loan B	2.33%	09/30/14	2,598	2,448,040

Six Flags Theme Parks, Inc., Term Loan B,	4.25%	12/20/18	3,538	3,530,349

				28,009,325

Lodging & Casinos–7.61%
Boyd Gaming Corp.,
Extended Revolver Loan	0.00%	12/17/15	4,244	3,888,614

Revolver Loan	6.00%	12/17/15	1,196	1,202,919

Term Loan	3.74%	12/17/15	2,525	2,464,709

Caesars Entertainment Operating Co., Incremental Term Loan B4	9.50%	10/31/16	490	506,072

Term Loan B1	3.24%	01/28/15	11,052	10,382,249

Term Loan B2	3.24%	01/28/15	5,942	5,581,915

Term Loan B3	3.25%	01/28/15	19,297	15,568,582

Extended Term Loan B6	0.00%	01/26/18	3,607	3,285,093

Cannery Casino Resorts, LLC,
Delayed Draw Term Loan	4.49%	05/20/13	2,702	2,611,734

Second Lien Term Loan	4.49%	05/16/14	500	462,500

Term Loan B	4.49%	05/17/13	3,266	3,157,814

CCM Merger, Inc., Term Loan B	7.00%	03/01/17	3,895	3,904,575

Golden Nugget, Inc.,
PIK New Delayed Draw Term Loan(a)	2.74%	06/30/14	1,267	1,198,380

PIK Term Loan B(a)	3.25%	06/30/14	2,202	2,082,667

Isle of Capri Casinos, Inc., New Term Loan B	4.75%	11/01/13	3,142	3,147,221

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount (000)	Value

Lodging & Casinos–(continued)

Las Vegas Sands LLC,
Extended Delayed Draw Term Loan 2	2.75%	11/23/15	$1,082	$1,051,995

Extended Term Loan B	2.75%	11/23/16	1,096	1,065,900

Twin River Worldwide Holdings, Inc., Term Loan	8.50%	11/05/15	5,404	5,420,514

				66,983,453

Nonferrous Metals & Minerals–0.17%
Noranda Aluminum Acquisition Corp., New Term Loan B	0.00%	02/24/19	1,544	1,532,871

Oil & Gas–2.40%
Buffalo Gulf Coast Terminals LLC, Term Loan B	7.50%	10/31/17	2,099	2,104,300

CCS Corp., (Canada) Term Loan B	3.24%	11/14/14	4,950	4,806,513

Citgo Petroleum Corp., Term Loan B	8.00%	06/24/15	1,153	1,166,915

Glenn Pool Oil & Gas Trust, Term Loan	4.50%	05/02/16	1,639	1,642,617

Obsidian Natural Gas Trust, Term Loan	7.00%	11/02/15	2,841	2,862,628

Western Refining, Inc., Term Loan B	7.50%	03/15/17	5,682	5,746,000

Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14	2,742	2,745,162

				21,074,135

Publishing–4.94%
Cengage Learning Acquisitions, Inc., Incremental Term Loan 1	7.50%	07/03/14	975	950,379

Term Loan	2.49%	07/03/14	167	155,774

Clarke American Corp., Term Loan B	2.79%	06/30/14	4,092	3,757,402

Cygnus Business Media, Inc., PIK Term Loan (Acquired 07/19/04; Cost $3,901,757)(a)(f)	9.75%	06/30/13	3,937	1,771,501

Endurance Business Media, Inc., First Lien Term Loan(f)	6.50%	12/15/14	3,461	865,245

F&W Media, Inc., Term Loan	7.75%	06/09/14	4,396	4,066,667

Gatehouse Media Operating, Inc.,
Delayed Draw Term Loan	2.25%	08/28/14	591	170,083

Revolver Loan(b)	0.00%	02/28/14	1,000	850,000

Term Loan B	2.25%	08/28/14	920	265,096

Knowledgepoint360 Group, LLC, First Lien Term Loan (Acquired 05/21/07; Cost $461,213)	3.75%	04/14/14	461	422,010

Second Lien Term Loan (Acquired 05/21/07; Cost $1,000,000)	7.50%	04/13/15	1,000	800,000

MC Communications, LLC, PIK Term Loan(a)	6.75%	12/31/12	1,846	299,975

Medianews Group, Term Loan	8.50%	03/19/14	2,117	2,050,373

Merrill Communications, LLC,
PIK Second Lien Term Loan(a)	13.76%	11/15/13	3,432	2,522,541

Term Loan	7.50%	12/24/12	2,181	2,023,095

Network Communications, Inc., Term Loan (Acquired 08/08/07-01/13/12; Cost $4,705,894)	5.51%	11/29/13	4,707	3,271,300

Tribune Co., Term Loan B(c)(e)	0.00%	06/04/14	28,497	18,653,570

Yell Group PLC, (United Kingdom) New Term Loan A3	3.74%	04/30/14	1,509	584,482

				43,479,493

Radio & Television–9.32%
Barrington Broadcasting Group LLC, Term Loan	7.50%	06/14/17	1,094	1,102,966

Clear Channel Communication, Term Loan A	3.64%	07/29/14	9,522	9,028,683

Term Loan B	3.89%	01/28/16	19,209	15,845,437

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount (000)	Value

Radio & Television–(continued)

CMP KC LLC Term Loan (Acquired 05/25/06-12/31/09; Cost $6,802,447)(e)	0.00%	10/03/12	$6,799	$917,832

FoxCo Acquisition Sub, LLC, Term Loan B	4.75%	07/14/15	3,617	3,615,148

Harron Communications Corp., Term Loan B	5.25%	10/06/17	2,780	2,767,759

High Plains Broadcasting Operating Co. LLC, Term Loan	9.00%	09/14/16	915	917,290

Intelsat Jackson Holdings S.A., Term Loan B	5.25%	04/02/18	10,239	10,252,626

Multicultural Radio Broadcasting, Inc., Second Lien Term Loan (Acquired 01/03/07; Cost $2,475,000)	5.99%	06/18/13	2,475	2,004,750

Term Loan	3.00%	12/18/12	1,587	1,458,253

Newport Television LLC, Term Loan B	9.00%	09/14/16	3,425	3,431,883

Raycom TV Broadcasting, Inc., Term Loan B	4.50%	05/31/17	2,648	2,609,363

Univision Communications Inc., Extended Term Loan	4.49%	03/31/17	25,756	23,996,653

Weather Channel (The), Term Loan B	4.25%	02/13/17	4,008	4,023,085

				81,971,728

Retailers (except Food & Drug)–3.66%
Academy, Ltd., Term Loan	6.00%	08/03/18	411	412,151

AMSCAN Holdings, Inc., Term Loan B	6.75%	12/04/17	5,578	5,587,506

Claire’s Stores, Inc., Term Loan B	3.05%	05/29/14	4,144	3,940,762

Educate, Inc., Term Loan (Acquired 06/27/07; Cost $244,398)	8.51%	06/16/14	244	244,398

FTD, Inc., New Term Loan	4.75%	06/11/18	3,003	2,950,023

Guitar Center Inc., Extended Term Loan	5.83%	04/10/17	4,699	4,403,913

Gymboree Corp., New Term Loan	5.00%	02/23/18	1,139	1,075,832

J. Crew Operating Corp., New Term Loan B	4.75%	03/07/18	5,542	5,441,371

Michaels Stores, Inc.,
Term Loan B2	5.13%	07/29/16	636	633,873

Extended Term Loan B3	5.13%	07/29/16	1,183	1,179,283

Neiman Marcus Group, Inc., Term Loan	4.75%	05/16/18	2,837	2,821,017

Petco Animal Supplies, Inc., New Term Loan	4.50%	11/24/17	3,380	3,373,715

Pilot Travel Centers LLC, New Term Loan B	4.25%	03/30/18	107	107,336

				32,171,180

Surface Transport–1.32%
Avis Budget Car Rental, LLC, Incremental Term Loan	6.25%	09/21/18	4,874	4,936,620

JHCI Acquisition, Inc., First Lien Term Loan	2.75%	06/19/14	499	463,507

Kenan Advantage Group, Inc., Term Loan	4.50%	06/10/16	2,920	2,920,289

Swift Transportation Co. Inc., Term Loan B	6.00%	12/21/16	3,277	3,286,331

				11,606,747

Telecommunications–9.22%
Avaya, Inc., Extended Term Loan B3	4.99%	10/26/17	6,690	6,506,278

Cellular South, Inc., Term Loan B	4.50%	07/27/17	2,632	2,625,551

Consolidated Communications, Inc., Non Extended Term Loan B	2.75%	12/31/14	500	494,375

Crown Castle International Corp., Term Loan B	4.00%	01/31/19	790	787,767

Fairpoint Communications, Inc., Term Loan B	6.50%	01/22/16	9,366	7,947,435

Genesys Telecom Holdings, U.S., Inc., Term Loan B	6.75%	01/31/19	2,901	2,921,909

Global Tel*Link Corp., New Term Loan B	7.00%	12/14/17	4,699	4,694,165

Integra Telecom Holdings Inc., Term Loan B	9.25%	04/15/15	1,280	1,132,255

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount (000)	Value

Telecommunications–(continued)

Level 3 Communications, Inc., Term Loan A	2.73%	03/13/14	$5,850	$5,775,412

Term Loan B2	5.75%	09/03/18	6,462	6,524,710

Term Loan B3	5.75%	08/31/18	3,470	3,503,937

MetroPCS Wireless, Inc.,
Term Loan B	4.01%	03/16/18	12,578	12,530,514

Tranche B2	4.11%	11/03/16	787	783,014

NeuStar, Inc., Term Loan B	5.00%	11/08/18	2,854	2,869,358

NTELOS Inc., New Term Loan B	4.00%	08/07/15	4,376	4,366,171

Securus Technologies Holdings, Inc., Term Loan	5.25%	05/31/17	3,115	3,085,420

Syniverse Technologies, Inc., Term Loan B	5.25%	12/21/17	2,694	2,707,206

TowerCo Finance, LLC, Term Loan B	5.25%	02/02/17	1,151	1,157,368

U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17	3,227	3,074,042

West Corp., Term Loan B5	4.50%	07/15/16	2,833	2,843,703

Yankee Cable Acquisition, LLC, Term Loan B1	6.50%	08/26/16	4,773	4,754,119

				81,084,709

Utilities–6.54%
AES Corp., New Term Loan	4.25%	06/01/18	5,481	5,488,958

BRSP, LLC, Term Loan B	7.50%	06/04/14	3,753	3,771,599

Calpine Corp., Term Loan	4.50%	04/02/18	5,707	5,674,466

FirstLight Power Resources, Inc., Second Lien Term Loan	4.75%	05/01/14	1,600	1,378,171

Term Loan B	2.75%	11/01/13	1,326	1,262,552

Longview Power LLC,
Extended Term Loan B	6.00%	10/31/17	4,767	4,322,342

Synthetic LOC	4.13%	02/28/14	733	666,112

NRG Energy, Inc., New Term Loan B	4.00%	07/02/18	5,606	5,597,405

Primary Energy Operations LLC, Term Loan	6.50%	10/23/14	2,037	2,011,344

Star West Generation LLC, Term Loan B	6.00%	05/17/18	6,458	6,393,336

Texas Competitive Electric Holdings Co., LLC,
Extended Term Loan	4.76%	10/10/17	5,998	3,366,531

Term Loan	3.76%	10/10/14	21,313	13,058,721

TPF Generation Holdings LLC, Second Lien Term Loan C	4.83%	12/15/14	4,700	4,559,000

				57,550,537

Total Variable Rate Senior Loan Interests				1,153,337,431

U.S. Dollar Denominated Bonds and Notes–10.61%
Air Transport–0.67%
Air Lease Corp.	7.38%	01/30/19	5,971	5,859,044

Airlines–0.13%
Continental Airlines, Inc.(h)	6.75%	09/15/15	1,110	1,129,425

Automotive–0.14%
Goodyear Tire & Rubber Co.	7.00%	05/15/22	1,190	1,215,288

Cable & Satellite Television–1.11%
Cequel Communications, LLC	8.63%	11/15/17	2,686	2,900,880

Charter Communications Operating LLC	6.63%	01/31/22	1,311	1,409,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount (000)	Value

Cable & Satellite Television–(continued)

UPC Broadband Holdings, B.V. (Cayman Islands)	7.25%	11/15/21	$4,972	$5,211,402

UPC Broadband Holdings, B.V. (Cayman Islands)	6.88%	01/15/22	263	273,182

				9,794,789

Chemicals & Plastics–0.24%
Ineos Holdings Ltd. (United Kingdom)	8.38%	02/15/19	367	392,690

Lyondell Chemical Co.	11.00%	05/01/18	1,217	1,335,906

Taminco Global Chemical Corp.	9.75%	03/31/20	337	352,165

				2,080,761

Conglomerates–0.42%
Goodman Networks, Inc.	12.13%	07/01/18	3,650	3,732,125

Containers & Glass Products–1.56%
Berry Plastics Holding Corp.(i)	5.32%	02/15/15	6,240	6,257,160

Reynolds Group Holdings Inc.	9.88%	08/15/19	1,882	1,961,985

Reynolds Group Holdings Ltd.	7.88%	08/15/19	4,997	5,484,207

				13,703,352

Ecological Services & Equipment–0.06%
Environmental Systems Products Holdings, Inc.	16.00%	12/31/18	560	562,883

Food Products–0.16%
Post Holdings, Inc.	7.38%	02/15/22	1,343	1,440,367

Forest Products–0.47%
Verso Paper Holdings, LLC	11.50%	07/01/14	2,964	3,041,805

Verso Paper Holdings, LLC(i)	4.30%	08/01/14	1,500	1,050,000

				4,091,805

Healthcare–1.16%
Accellent Inc.	8.38%	02/01/17	2,566	2,620,528

Accellent Inc.	10.00%	11/01/17	1,208	1,011,700

Apria Healthcare Group, Inc.(h)	11.25%	11/01/14	6,167	6,536,667

				10,168,895

Home Furnishings–0.08%
Targus Group International, Inc. (Acquired 12/16/09-12/14/10; Cost $2,251,964)(a)(h)	10.00%	06/14/19	745	745,446

Lodging & Casinos–0.10%
Chester Downs and Marina, LLC	9.25%	01/15/20	838	879,900

Oil & Gas–0.71%
Coffeyville Resources, LLC	9.00%	04/01/15	4,498	4,812,860

Targa Resources Partners L.P.	6.38%	08/01/22	1,315	1,393,900

				6,206,760

Surface Transport–0.13%
Avis Budget Car Rental, LLC	9.63%	03/15/18	1,010	1,108,475

Telecommunications–1.17%
Paetec Holding Corp.	8.88%	06/30/17	756	829,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount (000)	Value

Telecommunications–(continued)

Paetec Holding Corp.	9.88%	12/01/18	$2,114	$2,362,395

Wind Telecomunicazioni S.P.A. (Italy)	7.25%	02/15/18	4,484	4,416,740

Windstream Corp.	7.50%	06/01/22	2,565	2,725,312

				10,334,157

Utilities–2.30%
Calpine Corp.	7.25%	10/15/17	3,208	3,416,520

Calpine Corp.(h)	7.50%	02/15/21	5,468	5,946,449

Calpine Corp.(h)	7.88%	01/15/23	2,705	2,968,193

NRG Energy Inc.	7.63%	05/15/19	7,920	7,920,000

				20,251,162

Total U.S. Dollar Denominated Bonds and Notes				93,304,634

Structured Products–3.29%
Apidos CDO Ltd.(h)(i)	4.16%	01/20/19	1,040	715,499

Apidos CDO Ltd. (Cayman Islands)(i)	4.72%	05/14/20	772	517,459

Ares XI CLO Ltd.(i)	3.57%	10/11/21	1,851	1,329,567

Atrium CDO Corp.	9.18%	06/08/19	268	231,438

Banc of America Large Loan(i)	2.00%	11/15/13	12,565	11,736,766

Columbus Nova CLO Ltd.(i)	4.10%	05/16/19	1,431	936,155

Flagship CLO VI (Cayman Islands)(i)	5.29%	06/10/21	2,565	1,769,098

Flagship CLO VI(i)	5.29%	06/10/21	755	521,063

Four Corners CLO II, Ltd.(i)	2.41%	01/26/20	324	241,076

Four Corners CLO II, Ltd.(i)	2.41%	01/26/20	108	80,359

Halcyon Loan Investors CLO II, Ltd.(h)(i)	4.16%	04/24/21	1,009	671,558

ING Investment Management CLO IV, Ltd.(i)	4.07%	06/14/22	437	297,631

ING Investment Management CLO Ltd.(h)(i)	4.81%	12/13/20	3,038	2,047,318

Madison Park Funding I Ltd.(h)(i)	4.17%	03/22/21	3,176	2,226,406

Pacifica CDO Ltd.(i)	4.25%	08/15/21	1,247	804,376

Sierra CLO Ltd.(i)	4.06%	01/22/21	1,829	1,220,348

Silverado CLO Ltd.(i)	4.32%	10/16/20	2,210	1,527,493

Symphony IRI Group, Inc.,	5.00%	12/01/17	2,317	2,038,325

Total Structured Products				28,911,935

Common Stocks & Other Equity Interests–1.50%
			Shares
Building & Development–0.38%
Axia Acquisition Corp.(f)(g)(h)			595	1,488,675

Building Materials Holding Corp.(g)(h)			923,526	992,790

Lake at Las Vegas Joint Venture, LLC Class A (Acquired 07/15/10; Cost $7,937,680)(g)(h)			780	54,567

Lake at Las Vegas Joint Venture, LLC Class B (Acquired 07/15/10; Cost $93,970)(g)(h)			9	648

Lake at Las Vegas Joint Venture, LLC Class C, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(h)			39	0

Lake at Las Vegas Joint Venture, LLC Class D, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(h)			54	0

Lake at Las Vegas Joint Venture, LLC Class E, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(h)			60	0

Lake at Las Vegas Joint Venture, LLC Class F, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(h)			67	0

Lake at Las Vegas Joint Venture, LLC Class G, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(h)			76	0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Senior Income Trust

	Shares	Value

Building & Development–(continued)

Newhall Holding Co., LLC Class A(g)(h)	343,321	$403,402

WCI Communities, Inc.(g)(h)	6,756	388,470

		3,328,552

Business Equipment & Services–0.00%
Comdisco Holdings Co., Inc.(g)(h)	7	37

Chemicals & Plastics–0.28%
LyondellBasell Industries N.V. (Netherlands) Class A(g)	53,283	2,300,760

Metokote Corp. Wts., Expiring 11/22/23(h)	180	186,569

		2,487,329

Conglomerates–0.14%
Euramax International, Inc.(g)(h)	4,207	1,220,059

Cosmetics & Toiletries–0.16%
Marietta Intermediate Holding Corp. (Acquired 09/25/06; Cost $2,287,974)(g)(h)	2,023,400	1,396,146

Marietta Intermediate Holding Corp. Wts., expiring 02/20/19 (Acquired 12/22/04; Cost $0)(g)(h)	247,917	0

		1,396,146

Ecological Services & Equipment–0.12%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $0)(g)(h)	9,333	1,026,630

Financial Intermediaries–0.00%
RJO Holdings Corp.(h)	1,482	14,816

RJO Holdings Corp. Class A(h)	1,142	571

RJO Holdings Corp. Class B(h)	1,667	833

		16,220

Home Furnishings–0.02%
Generation Brands LLC (Acquired 01/29/10; Cost $0)(h)	4,863	0

Targus Group International, Inc. (Acquired 12/16/09; Cost $0)(g)(h)	27,462	198,276

		198,276

Leisure Goods, Activities & Movies–0.03%
MEGA Brands, Inc.	27,683	223,825

Lodging & Casinos–0.14%
Wembley, Inc. Class A(g)	134,134	1,251,873

Wembley, Inc. Class B(g)	1,250	13,125

		1,264,998

Oil & Gas–0.12%
Vitruvian Exploration LLC(g)	40,110	1,072,942

Publishing–0.10%
Affiliated Media, Inc.(g)	46,746	747,930

Cygnus Business Media, Inc. (Acquired 07/19/04; Cost $1,251,821)(f)(g)(h)	5,882	0

Endurance Business Media, Inc. Class A(f)(g)	8,863	88,633

F&W Publications, Inc.(g)	15,519	1,940

F&W Publications, Inc. Wts., expiring 06/09/14(g)	2,291	286

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Senior Income Trust

	Shares	Value

Publishing–(continued)

MC Communications, LLC (Acquired 07/02/09; Cost $0)(g)(h)	333,084	$0

SuperMedia, Inc.(g)	2,333	6,649

		845,438

Radio & Television–0.00%
Cumulus Media, Inc. Wts., expiring 06/29/19; (Acquired 01/14/10; Cost $0)(g)(h)	7,614	17,283

Telecommunications–0.00%
CTM Media Holdings Inc. Class B(g)	127	4,966

Utilities–0.01%
Genie Energy Ltd. Class B	7,632	73,191

Total Common Stocks & Other Equity Interests		13,175,892

Preferred Stocks–0.04%
Ecological Services & Equipment–0.04%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $53,400)(h)	2,136	356,712

Financial Intermediaries–0.00%
RTS Investor Corp.	324	24,334

Total Preferred Stocks		381,046

Time Deposits–3.58%
State Street Bank & Trust Co. ($31,520,573 principal, 0.01% coupon, dated 02/29/12, to be sold on 03/01/12 at $31,520,581)		31,520,573

TOTAL INVESTMENTS–150.12% (Cost $1,418,698,653)		1,320,631,511

BORROWINGS–(17.73)%		(156,000,000)

OTHER ASSETS LESS LIABILITIES–(9.65)%		(84,935,734)

PREFERRED SHARES–(22.74)%		(200,000,000)

NET ASSETS APPLICABLE TO COMMON SHARES–100.00%		$879,695,777

Investment Abbreviations:

DIP	– Debtor-in-possession
LOC	– Letter of Credit
PIK	– Payment in Kind

Notes to Schedule of Investments:

(*)	Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(+)	Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(a)	All or a portion of this security is Payment-in-Kind.
(b)	All or a portion of this holding is subject to unfunded loan commitments. See Note 8.
(c)	The borrower has filed for protection in federal bankruptcy court.
(d)	This borrower is currently in liquidation.
(e)	Defaulted security. Currently, the issuer is in default with respect to interest payments. The aggregate value of these securities at February 29, 2012 was $19,695,169 and represented 2.24% of the Trust’s Net Assets.
(f)	Affiliated company. As defined by the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities or a company which is under common ownership or control.
(g)	Non-income producing securities acquired through the restructuring of senior loans.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $30,733,445, which represented 3.49% of the Trust’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Senior Income Trust

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $1,390,668,762)	$1,312,734,528

Investments in affiliates, at value (Cost $28,029,891)	7,896,983

Total Investments, at value (Cost $1,418,698,653)	1,320,631,511

Receivable for:
Investments sold	28,617,908

Investments matured	2,169,677

Interest and fees	7,036,079

Unrealized appreciation swap agreements	141,527

Other assets	112,619

Total assets	1,358,709,321

Liabilities:
Payable for:
Borrowings	156,000,000

Investments purchased	121,276,664

Income distributions — common and preferred shares	73,991

Accrued other operating expenses	394,498

Premiums received on swap agreements	112,500

Upfront commitment fees	1,155,891

Total liabilities	279,013,544

Preferred shares ($0.01 par value, authorized 28,000 shares, 8,000 issued with liquidation preference of $25,000 per share)	200,000,000

Net assets attributable to common shares	$879,695,777

Net assets applicable to common shares consist of:
Shares of beneficial interest	$1,582,105,007

Undistributed net investment income	(6,726,708)

Undistributed net realized gain (loss)	(597,756,907)

Unrealized appreciation (depreciation)	(97,925,615)

$879,695,777

Shares outstanding, $0.01 par value per common share:
Common shares outstanding	179,999,900

Net asset value per common share	$4.89

Market value per common share	$4.69

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Senior Income Trust

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$68,238,196

Interest from affiliates	699,416

Dividends (net of foreign withholding taxes of $37,964)	233,220

Other	3,399,820

Total investment income	72,570,652

Expenses:
Advisory fees	10,549,586

Administrative services fees	2,482,256

Custodian fees	404,781

Interest, facilities and maintenance fees	2,695,256

Transfer agent fees	21,465

Trustees’ and officers’ fees and benefits	100,743

Other	1,095,985

Total expenses	17,350,072

Net investment income	55,220,580

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(16,950,840)

Swap agreements	343,750

(16,607,090)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(7,744,544)

Swap agreements	(46,379)

(7,790,923)

Net realized and unrealized gain (loss)	(24,398,013)

Net increase in net assets resulting from operations	30,822,567

Distributions to preferred shareholders from net investment income	(3,436,251)

Net increase in net assets from operations applicable to common shares	$27,386,316

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Senior Income Trust

Statement of Changes in Net Assets

For the year ended February 29, 2012, the period August 1, 2010 to February 28, 2011 and the year ended July 31, 2010

		Seven months
	Year ended	ended	Year ended
	February 29,	February 28,	July 31,
	2012	2011	2010

Operations:
Net investment income	$55,220,580	$31,004,456	$51,687,663

Net realized gain (loss)	(16,607,090)	(11,075,142)	(114,829,478)

Change in net unrealized appreciation (depreciation)	(7,790,923)	80,814,545	243,231,932

Net increase in net assets resulting from operations	30,822,567	100,743,859	180,090,117

Distributions to preferred shareholders from net investment income	(3,436,251)	(2,067,220)	(4,938,822)

Net increase (decrease) in net assets from operations	27,386,316	98,676,639	175,151,295

Distributions to common shareholders from net investment income	(52,289,971)	(30,995,983)	(51,390,672)

Distributions to common shareholders from return of capital	—	—	(3,905,807)

Net increase (decrease) in net assets applicable to common shares	(24,903,655)	67,680,656	119,854,816

From capital transactions:
Shares repurchased	—	—	(38,257)

Total increase (decrease) in net assets applicable to common shares	(24,903,655)	67,680,656	119,816,559

Net assets applicable to common shares:
Beginning of period	904,599,432	836,918,776	717,102,217

End of period (includes undistributed net investment income of $(6,726,708), $(8,924,174) and $(8,238,844), respectively)	$879,695,777	$904,599,432	$836,918,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen Senior Income Trust

Statement of Cash Flows

For the year ended February 29, 2012

Net increase in net assets applicable to common shares from operations	$27,386,316

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(1,154,182,892)

Sales of investments/principal repayments	1,237,022,853

Amortization of loan fees	2,724,768

Net loan fees	1,073,654

Accretion of discounts	(10,826,601)

Net realized gain (loss) on investments	16,950,840

Net change in unrealized appreciation (depreciation) on investments	7,744,544

Increase in interest and fees receivable and other assets	(1,339,294)

Increase/Decrease in accrued expenses and other payables	677,518

Net change in unrealized appreciation (depreciation) on swap agreements	46,379

Total adjustments	99,891,769

Net cash provided by operating activities	127,278,085

Cash flows provided by (used in) financing activities:
Net proceeds from and repayments of borrowings	(58,000,000)

Distributions paid to common shareholders from net investment income	(52,329,155)

Net cash provided by (used in) financing activities	(110,329,155)

Net decrease in cash	16,948,930

Cash and cash equivalents at beginning of the period	14,571,643

Cash and cash equivalents at the end of the period	$31,520,573

Supplemental disclosures of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$2,669,181

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Senior Income Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.
  The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Trust borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust’s volatility.
  The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

25        Invesco Van Kampen Senior Income Trust

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transaction are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Trust may periodically participate in litigation related to Fund investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser. Other income is composed primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

26        Invesco Van Kampen Senior Income Trust

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally paid annually and are distributed on a pro rata basis to common and preferred shareholders. The Trust may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining Auction Rate Preferred Shares and floating rate note obligations, if any.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Trust may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Trust invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a Corporate Loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the Corporate Loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
J.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
K.	Industry Concentration — To the extent that the Trust is concentrated in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
L.	Leverage Risk — The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.
M.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
N.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

27        Invesco Van Kampen Senior Income Trust

O.	Swap Agreements — The Trust may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Trust as a protection buyer would cease paying its fixed payment, the Trust would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Trust. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Trust as a protection seller would cease to receive the fixed payment stream, the Trust would pay the buyer “par value” or the full notional value of the referenced obligation, and the Trust would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Trust receives the fixed payment over the life of the agreement. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Trust may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Trust may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Trust accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Trust segregates liquid securities having a value at least equal to the amount of the potential obligation of a Trust under any swap transaction. The Trust’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Trust and the counterparty and by the posting of collateral by the counterparty to cover the Trust’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an annual fee of 0.85% based on the average daily managed assets of the Trust. Managed assets are defined as the gross asset value of the Trust minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Trust.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 2.07%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses after fee waiver and/or expense reimbursement to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 29, 2012, expenses incurred under this agreement are

28        Invesco Van Kampen Senior Income Trust

shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Trust.
  Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Variable Rate Senior Loan Interest	$—	$1,153,213,664	$123,767	$1,153,337,431

Notes	—	92,559,188	745,446	93,304,634

Structured Products	—	28,911,935	—	28,911,935

Equity Securities	2,609,428	7,727,963	3,219,547	13,556,938

Time Deposits	—	31,520,573	—	31,520,573

	$2,609,428	$1,313,933,323	$4,088,760	$1,320,631,511

Swap Agreements*	—	141,527	—	141,527

Total Investments	$2,609,428	$1,314,074,850	$4,088,760	$1,320,773,038

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Trust’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Credit risk
Swap agreements(a)	$141,527	$—

(a)	Values are disclosed on the statement of Assets and Liabilities under unrealized appreciation on swap agreements.

Effect of Derivative Instruments for the year ended February 29, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Swap Agreements*

Realized Gain
Credit risk	$343,750

Change in Unrealized Appreciation (Depreciation)
Credit risk	(46,379)

Total	$297,371

*	The average notional value of swap agreements outstanding during the period was $5,000,000.

29        Invesco Van Kampen Senior Income Trust

Open Credit Default Swap Agreements
					Implied	Notional		Value
	Reference	Buy/Sell	Pay/Receive	Expiration	Credit	Amount	Upfront	Unrealized
Counterparty	Entity	Protection	Fixed Rate	Date	Spread(a)	(000)	Payments	Appreciation

Goldman Sachs International	Texas Competitive Electric Holdings Co. LLC	Sell	5.000%	03/20/12	12.62%	$5,000	$112,500	$141,527

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 5—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended February 29, 2012.

				Change in
				Unrealized			Interest/
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	02/28/11	at Cost	from Sales	(Depreciation)	Gain (Loss)	02/29/12	Income

Axia Acquisition Corp. — Second Lien Term Loan A	$932,280	$63,581	$—	$(315,821)	$—	$680,040	$49,639

Axia Acquisition Corp. — Second Lien Term Loan B	1,610,962	—	—	(412,329)	—	1,198,633	90,695

Axia Acquisition Holdings, Inc. — Common Shares	1,488,675	—	—	—	—	1,488,675	—

Axia Acquisition Holdings, Inc. — Revolver	1,969,216	—	—	(164,960)	—	1,804,256	—

Cygnus Business Media, Inc. — Common Shares	0	—	—	—	—	0	—

Cygnus Business Media, Inc. — Term Loan	2,485,658	—	(40,382)	(674,271)	496	1,771,501	330,061

Endurance Business Media, Inc. — Common Shares	88,633	—	—	—	—	88,633	—

Endurance Business Media, Inc. — First Lien Term Loan	1,137,171	—	(38,009)	(221,999)	(11,918)	865,245	229,021

Total	$9,712,595	$63,581	$(78,391)	$(1,789,380)	$(11,422)	$7,896,983	$699,416

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust.
  During the year ended February 29, 2012, the Trust paid legal fees of $331,129 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Trust. A trustee of the Trust is of counsel with the firm.

NOTE 7—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  The Trust may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a Trust generally may not (1) borrow money greater than 331/3% of the Trust’s total assets or (2) issue preferred shares greater than 50% of the Trust’s total assets. In using a combination of borrowing money and issuing preferred shares, the maximum allowable leverage is somewhere between 331/3% and 50% (but in no event more than 50%) of the Trust’s total assets based on the relative amounts borrowed or preferred shares issued.
  On August 18, 2011, the Trust renewed its $300 million revolving credit and security agreement. The revolving credit and security agreement is secured by the assets of the Trust. In connection with this agreement, for the period August 19, 2011 to February 29, 2012, the Trust incurred fees of $1,135,964 as disclosed on the Statement of Operations. For the period August 19, 2011 to February 29, 2012, the average daily balance of borrowings under the revolving credit and security agreements was $140,666,667, with a weighted average interest rate of 0.22%. From March 1, 2011 to August 18, 2011, the Trust was entered into a $300 million revolving credit and security agreement. The revolving credit and security agreement was secured by the assets of the Trust. In connection with this agreement, for the period March 1, 2011 to August 18, 2011, the Trust incurred fees of $996,153 as disclosed on the Statement of Operations. For the period March 1, 2011 to August 18, 2011, the average daily balance of borrowings under the revolving credit and security agreement was $207,578,947, with a weighted average interest rate of 0.21%.

30        Invesco Van Kampen Senior Income Trust

NOTE 8—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Trust held the following unfunded loan commitments as of February 29, 2012. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

		Principal
Borrower	Type	Amount	Value

Axia Acquisition Corp.	Revolver	$2,062,000	$1,804,256

Bright Horizons Family Solutions	Revolver	6,000,000	5,926,800

Delta Air Lines, Inc.	Revolver	2,500,000	2,426,250

Education Management LLC	Extended Revolver	3,000,000	2,727,600

GateHouse Media Operating, Inc.	Revolver	1,000,000	850,000

General Motors Holdings	Revolver	10,576,720	9,525,712

Graphic Packaging International, Inc.	Revolver	5,000,000	4,950,000

Hunter Fan Co.	Revolver	708,000	677,326

Lake at Las Vegas Joint Venture	Exit Revolver	208,000	205,813

Lake at Las Vegas Joint Venture	Term Loan	42,519	42,547

Pinnacle Foods Finance LLC	Revolver	7,000,000	6,457,500

Surgical Care Affiliates, Inc.	Extended Revolver	3,000,000	2,685,000

TricorBraun, Inc.	Revolver	2,500,000	2,461,275

USI Holdings Corp.	Revolver	3,333,333	3,018,333

		$46,930,572	$43,758,412

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 29, 2012, the period August 1, 2010 to
February 28, 2011 and the Year Ended July 31, 2010:

	Year ended	Seven months ended	Year ended
	February 29,	February 28,	July 31,
	2012	2011	2010

Ordinary income	$55,726,222	$33,063,203	$56,329,494

Tax-exempt income	—	—	3,905,807

Total distributions	$55,726,222	$33,063,203	$60,235,301

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$4,397,926

Net unrealized appreciation (depreciation) — investments	(114,046,673)

Net unrealized appreciation — other investments	141,527

Post-October deferrals	(6,013,750)

Capital loss carryforward	(586,888,260)

Shares of beneficial interest — common shares	1,582,105,007

Total net assets applicable to common shares	$879,695,777

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to book to tax accretion and amortization differences, wash sales and defaulted bonds.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

31        Invesco Van Kampen Senior Income Trust

  The Trust has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2013	$2,190,907	$—	$2,190,907

February 28, 2014	6,730,384	—	6,730,384

February 28, 2015	11,934,630	—	11,934,630

February 29, 2016	17,612,397	—	17,612,397

February 28, 2017	121,546,728	—	121,546,728

February 28, 2018	316,566,788	—	316,566,788

February 28, 2019	81,508,885	—	81,508,885

Not subject to expiration	—	28,797,541	28,797,541

	$558,090,719	$28,797,541	$586,888,260

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $1,186,283,153 and $1,232,308,183, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$19,013,278

Aggregate unrealized (depreciation) of investment securities	(133,059,951)

Net unrealized appreciation (depreciation) of investment securities	$(114,046,673)

Cost of investments for tax purposes is $1,434,678,184.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and sales of bonds with premium, on February 29, 2012, undistributed net investment income was increased by $2,703,108, undistributed net realized gain (loss) was increased by $27,078,857 and shares of beneficial interest was decreased by $29,781,965. This reclassification had no effect on the net assets of the Trust.

NOTE 12—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year ended	Seven months ended	Year ended
	February 29,	February 28,	July 31,
	2012	2011	2010

Beginning shares	179,999,900	179,999,900	180,010,000

Shares issued	—	—	—

Shares repurchased (Weighted average discount of 10.50%)+	—	—	(10,100)

Ending shares	179,999,900	179,999,900	179,999,900

+	The Trustees have voted to retire the shares purchased.

  The Trustees have approved share repurchases whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 13—Preferred Shares of Beneficial Interest

The Trust has issued Auction Rate Preferred Shares (“preferred shares”) which have a liquidation value of $25,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $25,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.
  Historically, the Trust paid annual fees equivalent to 0.25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auction. Effective March 19, 2009, the Trust decreased this amount to 0.15% due to auction failures. In the future, if auctions no longer fail, the Trust may return to an annual fee payment of 0.25% of the preferred share liquidation value. These fees are included as a component of “Interest, facilities and maintenance fees” expense on the Statement of Operations.

32        Invesco Van Kampen Senior Income Trust

  Dividends, which are cumulative, are reset through auction procedures.

		Amount			Range of
Series	Shares+	(000’s omitted)+	Rate+	Reset Date	Dividend Rates++

M	1,600	$40,000	1.689%	03/06/2012	1.659-1.75%

T	1,600	40,000	1.689	03/07/2012	1.659-1.750

W	1,600	40,000	1.689	03/08/2012	1.659-1.751

TH	1,600	40,000	1.690	03/02/2012	1.659-1.751

F	1,600	40,000	1.690	03/05/2012	1.659-1.751

+	As of February 29, 2012.
++	For the year ended February 29, 2012.

  Subsequent to February 29, 2012 and up through April 5, 2012, the Trust paid dividends to preferred shareholders at rates ranging from 1.689% to 1.692% in the aggregate amount of $366,139.
  The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.
  Beginning February 12, 2008 and continuing through February 29, 2012, all series of preferred shares of the Trust were not successfully remarketed. As a result, the dividend rates of these preferred shares were reset to the maximum applicable rate.
  The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.
  The preferred shares are not listed on an exchange. Investors in preferred shares may participate in auctions through authorized broker-dealers; however, such broker-dealers are not required to maintain a secondary market in preferred shares, and there can be no assurance that a secondary market will develop, or if it does develop, a secondary market may not provide you with liquidity. When a preferred share auction fails, investors may not be able to sell any or all of their preferred shares and because of the nature of the market for preferred shares, investors may receive less than the price paid for their preferred shares if sold outside of the auction.
  For the year ended February 29, 2012, transactions in preferred shares were as follows:

	Series M		Series T		Series W
	Shares	Value	Shares	Value	Shares	Value

Outstanding at February 28, 2011	1,600	$40,000,000	1,600	$40,000,000	1,600	$40,000,000

Shares redeemed	—	—	—	—	—	—

Outstanding at February 29, 2012	1,600	$40,000,000	1,600	$40,000,000	1,600	$40,000,000

	Series TH		Series F
	Shares	Value	Shares	Value

Outstanding at February 28, 2011	1,600	$40,000,000	1,600	$40,000,000

Shares redeemed	—	—	—	—

Outstanding at February 29, 2012	1,600	$40,000,000	1,600	$40,000,000

NOTE 14—Senior Loan Participation Commitments

The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.
  At the year ended February 29, 2012, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Trust on a participation basis.

Selling Participant	Principal Amount	Value

Credit Suisse AG, Cayman Branch	$2,950,000	$2,656,622

Goldman Sachs Lending Partners LLC	4,640,000	4,178,517

Goldman Sachs Lending Partners LLC	2,250,000	2,026,418

Goldman Sachs Lending Partners LLC	737,000	664,155

Total	$10,577,000	$9,525,712

33        Invesco Van Kampen Senior Income Trust

NOTE 15—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 29, 2012:

Declaration Date	Amount per Share	Record Date	Payable Date

March 1, 2012	$0.0265	March 14, 2012	March 30, 2012

April 2, 2012	$0.0265	April 13, 2012	April 30, 2012

NOTE 16—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended		Seven months ended
	February 29,		February 28,		Year ended July 31,
	2012		2011		2010		2009	2008	2007

Net asset value, beginning of period	$5.03		$4.65		$3.98		$6.47	$8.06	$8.57

Net investment income(a)	0.31		0.17		0.29		0.41	0.80	0.93

Net gains (losses) on securities (both realized and unrealized)	(0.14)		0.39		0.72		(2.46)	(1.57)	(0.47)

Distributions paid to preferred shareholders from net investment income	(0.02)		(0.01)		(0.03)		(0.05)	(0.18)	(0.20)

Total from investment operations	0.15		0.55		0.98		(2.10)	(0.95)	0.26

Dividends from net investment income	(0.29)		(0.17)		(0.29)		(0.39)	(0.64)	(0.77)

Return of capital	—		—		(0.02)		—	—	—

Total dividends and distributions paid to common shareholders	(0.29)		(0.17)		(0.31)		(0.39)	(0.64)	(0.77)

Net asset value, end of period	$4.89		$5.03		$4.65		$3.98	$6.47	$8.06

Market value, end of period	$4.69		$5.01		$4.65		$3.59	$5.49	$7.98

Total return at net asset value(b)	3.48%		12.14%

Total return at market value(c)	(0.35)%		11.70%		38.95%		(26.06)%	(24.32)%	3.94%

Net assets, end of period (000’s omitted)	$879,696		$904,599		$836,919		$717,102	$1,165,175	$1,450,070

Portfolio turnover rate(d)	94%		50%		57%		37%	46%	85%

Ratios /supplemental data based on average net assets applicable to common shares:
Ratio of expenses(e)	2.00	%(f)	2.14	%(g)	2.28	%(h)	3.69%	3.52%	4.30%

Ratio of expenses excluding interest, facilities and maintenance fees(e)	1.69	%(f)	1.72	%(g)	1.89	%(h)	2.96%	2.26%	2.35%

Ratio of net investment income before preferred share dividends	6.35	%(f)	6.16	%(g)	6.38	%(h)	10.73%	11.11%	10.80%

Preferred share dividends	0.39	%(f)	0.41	%(g)	0.61%		1.37%	2.44%	2.34%

Ratio of net investment income after preferred share dividends	5.96	%(f)	5.75	%(g)	5.77	%(h)	9.36%	8.67%	8.46%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$200,000		$200,000		$200,000		$350,000	$350,000	$700,000

Total borrowings (000’s omitted)	$156,000		$214,000		$230,000		$38,000	$551,000	$502,000

Asset coverage per $1,000 unit of senior indebtedness(i)	$7,921		$6,162		$5,509		$29,083	$3,750	$5,284

Asset coverage per preferred share(j)	$134,962		$138,075		$129,620		$76,225	$108,236	$76,803

Liquidating preference per preferred share	$25,000		$25,000		$25,000		$25,000	$25,000	$25,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Calculation includes the proceeds from principal payments and sales of senior loan interests and is not annualized for periods less than one year, if applicable.
(e)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(f)	Ratios are based on average net assets applicable to common shares (000’s omitted) of $869,199.
(g)	Annualized.
(h)	Subsequent to issuance of its July 31, 2010 financial statements, the Trust identified an error solely related to the expense and net investment income ratios included within the financial highlights for the fiscal year ended July 31, 2010. The financial highlights above reflect the revised ratios.
(i)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares and the borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(j)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing by the total number of preferred shares outstanding.

34        Invesco Van Kampen Senior Income Trust

NOTE 17—Significant Event

The Board of Trustees of the Trust (the “Board’’) approved the redomestication of the Trust, a Massachusetts business trust, into a Delaware statutory trust pursuant to an Agreement and Plan of Redomestication (the “Redomestication”). The Redomestication is subject to shareholder approval.

NOTE 18—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint entitled Clifford Rotz, et al. v. Van Kampen Asset Management et al., was filed on behalf of Invesco Van Kampen High Income Trust II, Invesco Van Kampen Advantage Municipal Income Trust II, Invesco Van Kampen Municipal Opportunity Trust, Invesco Van Kampen Municipal Trust and Invesco Van Kampen Senior Income Trust (the “Trusts”) against Van Kampen Asset Management, Morgan Stanley and certain current and former executive officers of the Trusts (collectively, the “Defendants”) alleging that they breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value. Specifically, the shareholders claim that the Board and officers had no obligation to provide liquidity to the ARPS shareholders, the redemptions were improperly motivated to benefit the prior adviser by preserving business relationships with the ARPS holders, i.e., institutional investors, and the market value and fair value of the ARPS were less than par at the time they were redeemed. The Complaint alleges that the redemption of the ARPS occurred at the expense of the Trusts and their common shareholders. This Complaint amends and consolidates two separate complaints that were filed by Clifford T. Rotz, Jr., Robert Fast and Gene Turban on July 22, 2010, and by Harry Suleski, Leon McDermott, Marilyn Morrison and John Johnson on August 3, 2010. Each of the Trusts initially received a demand letter from the plaintiffs on April 8, 2010. Plaintiffs seek judgment that: 1) orders Defendants to refrain from redeeming any ARPS at their liquidation value using Trust assets; 2) awards monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) grants appropriate equitable relief to remedy the Defendants’ breaches of fiduciary duties; and 4) awards to Plaintiffs the costs and disbursements of the action. The Board formed a Special Litigation Committee (“SLC”) to investigate these claims and to make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Trusts. After reviewing the findings of the SLC’s, the Board announced on June 24, 2011, that it had adopted the SLC’s recommendation to seek dismissal of the action. The Trusts filed a motion to dismiss on October 4, 2011, which remains pending. Plaintiffs filed a motion on November 28, 2011 asking the court to hold the motion to dismiss in abeyance while plaintiffs conduct limited discovery. The Plaintiffs’ request for discovery has been briefed and the court’s decision whether Plaintiffs are entitled to discovery is pending. This matter is pending. The Trust has accrued $623,986 in expenses relating to these matters during the year ended February 29, 2012.
  The Trust is part of a group of defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida, brought in connection with the bankruptcy proceeding styled In re: TOUSA, Inc. et al.,, filed on July 14, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. et al., home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders or allocated to repay the Lenders should be avoided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers and guarantors of the monies used/allocated to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value for incurring those obligations. Plaintiff seeks to avoid the transfers and other equitable relief. The Trust, along with numerous other defendants hereafter referred to as the Senior Transeastern Lenders, is named in two separate lending capacities. The first capacity is in connection with the Trust’s position as a lender in a revolving credit agreement and the second capacity is in connection with its position as lenders in a term loan. The case went to trial on October 13, 2009, resulting in the Bankruptcy Court rendering final judgment and requiring Lenders to post bonds equal to 110% of damages and disgorgement against them. Bonds were posted in December 12, 2009. On May 28, 2010, the Bankruptcy Court entered an order for revolving credit lenders to pay additional interest in connection with damages awarded against them. On July 13, 2010, Bankruptcy Court entered an order setting amounts of disgorgement awards against term loan lenders. The Senior Transeastern Lenders, including the Trust’s, appealed to district court. Oral argument on the appeal of the Final Judgment was heard on October 22, 2010. Objections to the disclosure statement were filed with the Bankruptcy Court on behalf of Debtors and the United States Trustee on December 20, 2010, and December 23, 2010, respectively. On February 11, 2011, the District Court issued an order that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Senior Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Senior Transeastern Lenders; 3) discharged all bonds deposited by Senior Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Senior Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Senior Transeastern Lenders. This matter is pending before the 11th Circuit Court of Appeals. The Trust has accrued $623,986 in expenses relating to these matters during the year ended February 29, 2012.
  The First Lienholders appeal to the district court is stayed pending the result of the Transeastern Lenders appeal.
  Management of Invesco and the Trust believe that the outcome of the proceedings described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

35        Invesco Van Kampen Senior Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Invesco Van Kampen Senior Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Senior Income Trust (hereafter referred to as the “Trust”) at February 29, 2012, the results of its operations and cash flows for the year then ended, and the changes in its net assets and financial highlights for the year then ended, the period ended February 28, 2011 and the year ended July 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Trust for the periods ended July 31, 2009 and prior were audited by other independent auditors whose report dated September 22, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

Houston, TX
April 28, 2012

36        Invesco Van Kampen Senior Income Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

37        Invesco Van Kampen Senior Income Trust

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	18	None

Wayne W. Whalen[1] — 1939 Trustee and Chair	1997	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

David C. Arch — 1945 Trustee	1998	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Jerry D. Choate — 1938 Trustee	2006	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney F. Dammeyer — 1940 Trustee	1998	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Linda Hutton Heagy — 1948 Trustee	2006	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy — 1952 Trustee	2006	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Van Kampen Senior Income Trust

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Howard J Kerr — 1935 Trustee	1998	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson — 1936 Trustee	2006	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein — 1940 Trustee	1998	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2006	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neutrogena Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

T-2        Invesco Van Kampen Senior Income Trust

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Van Kampen Senior Income Trust

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2012	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).

Valinda Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, Invesco Van Kampen Closed-End Funds.	N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Counsel to the Fund Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, IL 60606	Transfer Agent Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940-3078

T-4        Invesco Van Kampen Senior Income Trust

Correspondence information
Send general correspondence to Computershare, P.O. Box 43078, Providence, RI 02940-3078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Trust holdings and proxy voting information
The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is 811-08743.
     A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Trust voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CE-SINC-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees Billed		Percentage of Fees Billed
		Applicable to Non-Audit		Applicable to Non-Audit
	Fees Billed for	Services Provided for	Fees Billed for	Services Provided for
	Services Rendered	fiscal year end 2/29/2012	Services Rendered	fiscal year end 2/28/2011
	to the Registrant	Pursuant to Waiver of	to the Registrant	Pursuant to Waiver of
	for fiscal year end	Pre-Approval	for fiscal year end	Pre-Approval
	2/29/2012	Requirement(1)	2/28/2011	Requirement(1)
Audit Fees	$65,300	N/A	$46,950	N/A
Audit-Related Fees(2)	$0	0%	$6,500	0%
Tax Fees(3)	$8,700	0%	$2,800	0%
All Other Fees(4)	$0	0%	$1,667	0%

Total Fees	$74,000	0%	$57,917	0%
PWC billed the Registrant aggregate non-audit fees of $8,700 for the fiscal year ended February 29, 2012, and $10,967 for the fiscal year ended February 28, 2011, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the fiscal year end February 28, 2011 includes fees billed for agreed upon procedures related to line of credit.

(3)	Tax fees for the fiscal year end February 29, 2012 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 28, 2011 includes fees billed for reviewing tax returns.

(4)	All Other fees for the fiscal year end February 28, 2011 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for		Fees Billed for
	Non-Audit Services		Non-Audit Services
	Rendered to Invesco		Rendered to Invesco
	and Invesco		and Invesco
	Affiliates for	Percentage of Fees Billed	Affiliates for	Percentage of Fees Billed
	fiscal year end	Applicable to Non-Audit	fiscal year end	Applicable to Non-Audit
	2/29/2012 That Were	Services Provided for	2/28/2011 That Were	Services Provided for
	Required	fiscal year end 2/29/2012	Required	fiscal year end 2/28/2011
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 29, 2012, and $0 for the fiscal year ended February 28, 2011, for non-audit services rendered to Invesco and Invesco Affiliates.
The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(b)	Not applicable.
ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

January 2010	I.2 — 1

commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

January 2010	I.2 — 2

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.
•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

January 2010	I.2 — 3

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

January 2010	I.2 — 4

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

January 2010	I.2 — 5

VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally

January 2010	I.2 — 6

refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of

January 2010	I.2 — 7

interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

January 2010	I.2 — 8

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:
•	Thomas Ewald, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.

•	Philip Yarrow, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010. From 2005 to 2010 and prior to joining Invesco Senior Secured, Mr. Yarrow was an Executive Director with Morgan Stanley.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
     Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
Investments
The following information is as of February 29, 2012:

	Dollar Range of	Dollar Range of Investments	Dollar Range of all Investments in
Portfolio	Investments in each	in Invesco pooled investment	Funds and Invesco pooled
Manager	Fund[1]	vehicles[2]	investment vehicles
Invesco Van Kampen Senior Income Trust
Thomas Ewald	None	N/A	$100,001-$500,000
Philip Yarrow	None	N/A	$100,001-$500,000

1	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.

2	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.

Assets Managed
The following information is as of February 29, 2012:

	Other Registered Investment		Other Pooled Investment		Other Accounts
	Companies Managed (assets		Vehicles Managed (assets		Managed (assets in
	in millions)		in millions)		millions)
Portfolio	Number of		Number of		Number of
Manager	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Van Kampen Senior Income Trust
Thomas Ewald	2	$2,361.2	None	None	None	None
Philip Yarrow	3	$3,5101	None	None	None	None
Potential Conflicts of Interest
          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
➢	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

          The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
          The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
          Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
          Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
          Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[3]
Invesco [4]	One-, Three- and Five-year
Invesco Australia[4] Invesco Deutschland	performance against Fund peer group.

Invesco Advisors- Invesco Real Estate[5]	Not applicable
Invesco Senior Secured[4,6]

Invesco Canada[4]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

[3]	Rolling time periods based on calendar year-end.

[4]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[5]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[6]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

Invesco Hong Kong[4] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco Japan[7]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
          High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
          Equity-Based Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
          Portfolio managers also participate in benefit plans and programs available generally to all employees.
ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of March 21, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2012, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12.	EXHIBITS.

12(a)(1)	Code of Ethics.

[7]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Senior Income Trust

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 7, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 7, 2012

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 7, 2012

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.